Exhibit 10.4

AMENDMENT #4 TO

AGREEMENT AMONG THE ATTORNEY GENERAL OF THE STATE OF NEW YORK, THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK, THE ATTORNEY GENERAL OF THE STATE OF CONNECTICUT, THE ILLINOIS ATTORNEY GENERAL, THE DIRECTOR OF THE DIVISION OF INSURANCE, ILLINOIS DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION, AND AON CORPORATION AND ITS SUBSIDIARIES AND AFFILIATES (COLLECTIVELY “AON”) DATED MARCH 4, 2005 (hereinafter, the “Settlement Agreement”

WHEREAS, the parties recognize that part of Aon’s business is to act as a managing general agent or underwriting manager for insurance carriers; and

WHEREAS, the parties have agreed to amend the Settlement Agreement to clarify the permissible means by which Aon may act and be compensated as a managing general agent or underwriting manager;

NOW, THEREFORE, the parties hereby agree that the Settlement Agreement shall be clarified and amended as follows:

1.             Paragraph 8 of the Settlement Agreement is hereby amended, such that the following shall be added after the second sentence of Paragraph 8:

“The parties agree that the preceding two sentences shall not apply to MGA Compensation, which Aon may receive when and to the extent it acts as an MGA.

As used herein,

(a) Aon shall be acting as an “MGA” when: (i) Aon has been appointed by an insurer as a managing general agent or an underwriting manager, to be the insurer’s representative in connection with the management of such insurer’s book of business with respect to a specific product or product line; and (ii) in such capacity, Aon (A) communicates with prospective insureds only through professional insurance brokers (including those units of Aon which act in such capacity on behalf of insureds), and (B) places all such business for such product or product line only with and for such insurer, and

(b) “MGA Compensation” means the Compensation Aon receives from the appointing insurer as consideration for the MGA services Aon renders to such insurer.”

2.             Paragraph 10 of the Settlement Agreement is hereby amended, such that the following sentence shall be added at the conclusion thereof:

“The parties agree that this Paragraph shall not apply to MGA Compensation.”

3.             Clause (a) of the first sentence of Paragraph 14 of the Settlement Agreement is hereby deleted, and the following shall be added in its place and stead:

“a) the Compensation received or to be received by Aon (other than MGA Compensation),”

4.             Paragraph 15 of the Settlement Agreement is hereby amended, such that the following sentence shall be added at the conclusion thereof:

“The parties agree that this Paragraph shall not apply to MGA Compensation.”

5.             Other than as amended above, the Settlement Agreement shall remain in full force and effect.

6.             This amendment may be executed in counterparts.

WHEREFORE, the following signatures are affixed hereto on this day of        2006.

ELIOT SPITZER	HOWARD MILLS

/s/	/s/
Attorney General of the	Superintendent of Insurance
State of New York	New York State Insurance Department
120 Broadway, 25th Floor	25 Beaver Street
New York, NY 10271	New York, NY 10004

RICHARD BLUMENTHAL	PEOPLE OF THE STATE OF ILLINOIS

/s/ Richard Blumenthal	/s/ Lisa Madigan
Attorney General of the	by:	Lisa Madigan
State of Connecticut		Attorney General of the
55 Elm Street		State of Illinois
Hartford, CT 06171-0120

DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION OF THE STATE OF ILLINOIS;
FERNANDO E. GRILLO, SECRETARY
DIVISION OF INSURANCE	AON CORPORATION

/s/ Michael. T. McRaith	/s/ D. Cameron Findlay
Michael. T. McRaith	by:	D. Cameron Findlay
Director		Executive Vice President and
General Counsel